UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2018

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700 Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously reported, on June 30, 2018, United Rentals, Inc. (“URI”), a Delaware corporation, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BakerCorp International Holdings, Inc., a Delaware corporation (“BakerCorp”), and UR Merger Sub IV Corporation (“Merger Sub”), a Delaware corporation and wholly-owned subsidiary of URI. On July 31, 2018, pursuant to the Merger Agreement, Merger Sub was merged with and into BakerCorp (the “Merger”), with BakerCorp as the surviving corporation in the Merger. Immediately following the Merger, URI will take steps to merge BakerCorp and certain of its subsidiaries into United Rentals (North America), Inc. (“URNA”), a Delaware corporation and wholly-owned subsidiary of URI, with URNA continuing as the surviving corporation in these mergers.

As a result of the Merger, each share of BakerCorp common stock was converted into the right to receive a pro rata share of an aggregate purchase price of $715,000,000, subject to customary purchase price adjustments as set forth in the Merger Agreement. URI has purchased a buy-side representations and warranties insurance policy under which it may seek coverage for breaches of BakerCorp’s representations and warranties, to supplement the indemnity escrow amount under the Merger Agreement. The representations and warranties insurance policy is subject to certain customary retention amounts, exclusions and deductibles.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to URI and URNA’s Current Report on Form 8-K filed with the U.S. Securities Exchange Commission on July 2, 2018 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On July 31, 2018, URI issued a press release announcing the consummation of the Merger and certain updates to its 2018 guidance to reflect the consummation of the Merger. A copy of the press release is being furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

2.1      Agreement and Plan of Merger, dated as of June 30, 2018, by and among United Rentals, Inc., UR Merger Sub IV Corporation and BakerCorp International Holdings, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on July 2, 2018).

99.1    Press Release of United Rentals, Inc. announcing the consummation of the Merger and certain updates to its 2018 guidance.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 30, 2018, by and among United Rentals, Inc., UR Merger Sub IV Corporation and BakerCorp International Holdings, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on July 2, 2018).

99.1	Press Release of United Rentals, Inc. announcing the consummation of the Merger and certain updates to its 2018 guidance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2018

UNITED RENTALS, INC.

By:	/S/ Craig A. Pintoff
Name:	Craig A. Pintoff
Title:	Executive Vice President, Chief Administrative and Legal Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/S/ Craig A. Pintoff
Name:	Craig A. Pintoff
Title:	Executive Vice President, Chief Administrative and Legal Officer